Exhibit 10.2

CONVERTIBLE PROMISSORY NOTE SUBSCRIPTION AGREEMENT

This Convertible Promissory Note Subscription Agreement (the “Agreement”) is made and dated as of                 , 2005, by and between Wilson Brothers USA, Inc., an Illinois corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).

WHEREAS, the Company is offering for sale a convertible promissory note of the Company in the form attached to this Agreement as Exhibit A (the “Note”) in the principal amount set forth opposite such subscriber’s name on the signature page hereof in a private placement offering (the “Offering”); and

WHEREAS, the Subscriber wishes to subscribe for and purchase the Note.

NOW, THEREFORE, the parties hereby agree as follows:

4. SUBSCRIPTION AGREEMENT

1.1 Subscription for Note. The Subscriber hereby subscribes for and agrees to purchase, subject to the terms and conditions of this Agreement, the Note in the principal amount set forth upon the signature page hereof. This subscription and agreement represent an irrevocable offer by the Subscriber to subscribe for said Note, except as expressly provided herein. This Agreement, subject to the terms hereof, shall become a contract for the sale of said Note upon the acceptance hereof by the Company on or before April 15, 2005 or such later date to which the Offering is extended by the Company (the “Termination Date”).

1.2 Right to Accept or Reject. The Company reserves the unrestricted right to accept or reject this or any other subscription, in whole or in part, to borrow less than the principal amount of the Note subscribed for herein, and to withdraw its offer at any time.

1.3 Payment. This subscription offer is accompanied by (i) a check payable to the order of the Company in an amount equal to the principal amount of the Note (or written confirmation of a corresponding wire transfer to an account identified by the Company); and (ii) the original copy of this Agreement, with Schedule A hereto, completed and signed by the Subscriber. Upon acceptance by the Company, the Company will execute and deliver the Note to the Subscriber.

1.4 Non-Acceptance. If this subscription is not accepted by the Company by the Termination Date, the subscription by the Subscriber herein shall cease to be effective, the funds of such Subscriber shall be returned to the Subscriber in full, without interest, and, notwithstanding any provision herein to the contrary, this Agreement shall be void and of no effect whatsoever and shall not bind the Company in any manner or respect.

1.5 Subscriber’s Representations and Warranties. The Subscriber hereby makes the representations and warranties set forth below with the express intention that they be relied upon by the Company in determining the suitability of the Subscriber to purchase the Note. If the Subscriber is purchasing the Note subscribed for hereby in a fiduciary capacity, the representations and warranties set forth herein are made on behalf of the person or persons for whom the Subscriber is so purchasing.

(a) If the Subscriber is an individual, he or she is a citizen of the United States, at least 21 years of age and a bona fide resident and domiciliary (not a temporary or a transient resident) of the state shown in Schedule A, and has no intention of becoming a resident of any other state or jurisdiction.

(b) The Subscriber is fully aware that the Note subscribed for hereunder and the shares of capital stock of the Company issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (the “Act”), or under any applicable state securities law. The Subscriber further understands that the Note is being sold and the shares of capital stock of the Company issuable upon conversion of the Note will be issued in reliance on the exemptions from the registration requirements of the Act and in reliance on exemptions from the registration requirements of various state securities laws, on the grounds that the Offering has been limited to investors who or which qualify as accredited investors under the requirements of Rule 501(a) promulgated under the Act.

(c) The Subscriber is acquiring the Note for his own account (or in such fiduciary capacity as is indicated) as principal for the Subscriber’s investment and not with a view to resale or distribution.

(d) Immediately prior to execution of this Agreement by the Subscriber, the Subscriber was able to bear the economic risk of the investment contemplated hereby, and either:

(i) The Subscriber had such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment; or

(ii) The Subscriber and the Subscriber’s purchaser representative together had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of the prospective investment.

(e) The Subscriber (or the Subscriber’s purchaser representative if the Subscriber has authorized such):

(i) acknowledges that the Company has given the Subscriber the opportunity to review the Company’s Form 10-KSB for the fiscal year ended December 31, 2003, Form 10-QSB for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 (the “Company SEC Reports”) and all of the other Securities and Exchange Commission filings of the Company; and

(ii) has been given the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of the Offering and to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information that was otherwise provided, and the Subscriber has not been furnished any other offering literature or prospectus.

(f) The Subscriber recognizes that purchase of the Note involves substantial risks and has taken full cognizance of and understands such risks. In deciding whether to purchase the Note subscribed for herein, the Subscriber has weighed these risks against the potential return.

(g) Considering all relevant factors in the Subscriber’s financial (and, if an individual, personal) circumstances, the Subscriber is able to bear the economic risk of the investment. The Subscriber has adequate means of providing for the Subscriber’s current needs (and, if an individual, possible personal contingencies) and has no need in the foreseeable future for liquidity of the investment in the Note. The Subscriber’s financial responsibility, measured by net worth and after-tax income, is such that the subscription for and purchase of the Note hereunder is not material when compared to the Subscriber’s total financial capacity.

(h) The Subscriber fully understands and agrees that the Subscriber must bear the economic risk of investment in the Note for an indefinite period of time because, among other reasons, the Note being subscribed for hereunder and the shares of capital stock of the Company issuable upon conversion of the Note have not been registered under the Act or under applicable state securities laws; there is no public market for the Note; there are substantial restrictions on the transferability of the Note being subscribed for hereunder and the shares of capital stock of the Company issuable upon conversion of the Note; the Subscriber may not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act; and it may not be possible for the Subscriber to liquidate the investment. The Subscriber further understands that the Company is under no obligation to register the Note or the shares of capital stock of the Company issuable upon conversion of the Note.

(i) The Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision.

(j) The Subscriber is aware that no federal or state agency has made any finding or determination as to the fairness of investment in the Note, nor any recommendation or endorsement of any such investment.

(k) The Subscriber acknowledges that if a purchaser representative has been utilized by the Subscriber in evaluating the investment as contemplated hereby, the Subscriber has been advised by such purchaser representative as to the merits and risks of the investment in general and the suitability of the investment for the Subscriber in particular, and such purchaser representative has co-executed this Agreement.

(l) The Subscriber has received, completed and returned to the Company Schedule A relating to the Subscriber’s general ability to bear the risks of an investment in the Company and suitability as an investor in a private offering, and the Subscriber hereby affirms the correctness of the answers to Schedule A and all other written or oral information concerning the Subscriber’s suitability provided to the Company by, or on behalf of, the Subscriber.

(m) The Subscriber acknowledges and is aware that the Note is a speculative investment which involves a high risk of loss by the Subscriber of his or its entire investment in the Company.

(n) The Subscriber agrees to indemnify and hold harmless the Company and its affiliates from any liability, loss or expense (including reasonable attorney’s fees, judgments, fines and amounts paid in settlement, payable as incurred) if the Subscriber, alone or with others, breaches any of the representations or warranties contained in this subscription offer.

1.6 Entity Representations. If this subscription is by a corporation, partnership, limited liability company, association, joint stock company, trust or unincorporated organization, such entity hereby represents that it was not organized for the purpose of acquiring the Note. If the Subscriber is a partnership, each partner of such partnership hereby represents that each representation by the Subscriber set forth herein is correct both as to the partnership and as if made by such partner personally.

1.7 Agent Representations. If this subscription is executed by a person acting in a representative capacity for a corporation or trust, or as an agent for any person or entity, such person represents that it has full authority to execute this Agreement in such capacity and on behalf of such corporation, trust, person or entity.

1.8 Survival of the Agreement. The subscription herein shall survive the death or disability of any Subscriber, and this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of any such Subscriber. All pronouns and any variation thereof used herein shall be deemed neuter, singular or plural as the identity of the Subscriber may require.

5. RESTRICTIONS ON TRANSFERS

2.1 Certificate Legends. Each Note shall be stamped or otherwise imprinted with a legend in the following form (in addition to any other legend required under applicable state securities laws or otherwise):

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO

REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

2.2 Transfers in Violation. Any sale, assignment, transfer, pledge, hypothecation, mortgage or disposition of the Note or any of the shares of capital stock of the Company issuable upon conversion of the Note, by gift or otherwise, that is in violation of any provision of this Agreement shall be void and of no effect whatsoever, and shall not be recognized by the Company as transferring any interest in any of the Note or the shares of capital stock of the Company issuable upon conversion of the Note.

6. COMPANY REPRESENTATIONS

The Company makes the following representations and warranties with the express intention they be relied upon by the Subscriber in purchasing the Note.

3.1 Organization. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Illinois, with full power and authority to conduct its business as it is currently being conducted and to own its assets.

3.2 Corporate Power. The Company has all requisite corporate power to execute and deliver this Agreement and the Note and to carry out and perform its obligations under the terms of this Agreement and the Note.

3.3 Authorization. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the issuance and delivery of the Note and the reservation of the equity securities issuable upon exercise of the Note has been taken or will be taken. This Agreement and the Note, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

3.4 Capitalization. The authorized capital stock of the Company consists of 30,000,000 shares of common stock and 5,000,000 shares of preferred stock, each having a par value of $0.01 per share. As of November 12, 2004, 10,021,532 shares of common stock and no shares of preferred stock were issued and outstanding. All of the issued and outstanding shares of Company capital stock have been duly authorized and validly issued and are fully paid and non-assessable.

3.5 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the issuance and delivery of the Note will not result in any violation or be in conflict with or constitute a default under the Articles of Incorporation or Bylaws of the Company, any judgment, decree or order by which the Company is bound, any agreement to which the Company is a party or any statute, rule or regulation applicable to the Company or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any properties or assets of the Company.

3.6 SEC Filings. The Company SEC Reports (a) complied in all material respects with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934 and the rules and regulations thereunder, and (b) did not at the time they were filed contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make any statements made therein, in light of the circumstances under which they were made, not misleading.

4. MISCELLANEOUS PROVISIONS

4.1 Amendment. Neither this Agreement nor any of the terms or provisions hereof may be amended, modified, supplemented or waived except by a written instrument signed by both of the parties.

4.2 Binding Agreement. This Agreement is a binding obligation of the Subscriber and shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Except as otherwise expressly provided herein, neither this Agreement nor any of the parties’ rights, interests or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party.

4.3 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina, without giving effect to the conflicts of law provisions thereof.

4.4 Nondisclosure. The Subscriber expressly agrees to maintain any information disclosed to the Subscriber concerning the Company and its subsidiaries that is not otherwise contained in the Company’s SEC Reports in confidence and shall not disclose the information to any other person.

[SCHEDULE A AND SIGNATURE PAGE TO FOLLOW]

SCHEDULE A - PURCHASER QUESTIONNAIRE

Name of Subscriber:

This Schedule is be given to each individual who has expressed an interest in purchasing a Convertible Promissory Note (the “Note”) from Wilson Brothers USA, Inc. (the “Company”), as defined and described in the related Convertible Promissory Note Subscription Agreement. The purpose of this Schedule is to determine whether you meet the standards imposed by Regulation D and Rules 501(a) and 505 and/or 506 promulgated under the Securities Act of 1933, as amended (the “Act”), since neither the Note nor the shares of capital stock of the Company issuable upon conversion of the Note have been registered under the Act, and such securities may be sold in reliance upon the exemptions provided by Regulation D and Rules 505 and/or 506 promulgated thereunder.

Please contact John Sanford ((843) 441-0301) if you have any questions in answering this Questionnaire.

The undersigned Subscriber represents and warrants to the Company that:

(a) The information contained herein is complete and accurate and may be relied upon by the Company; and

(b) The Subscriber will notify the Company immediately of any material change in any of such information occurring prior to the acceptance or rejection of the Subscriber’s subscription for the Note.

Your answers will, at all times, be kept strictly confidential; however, each individual who agrees to purchase a Note hereby agrees that the Company may present this Schedule to such parties as it deems appropriate in order to ensure that the offer and sale of the Note to you will not result in violation of the exemption from the registration requirements under the Act which is being relied upon in connection with the sale of the Note.

A separate Schedule must be completed for each co-owner of a Note, except that spouses may complete a joint Schedule.

INSTRUCTIONS:

IF THE INVESTOR IS A PARTNERSHIP, PLEASE ATTACH AN EXECUTED COPY OF THE PARTNERSHIP AGREEMENT AND ALL AMENDMENTS THERETO.

IF THE INVESTOR IS A CORPORATION, PLEASE ATTACH A COPY OF THE ARTICLES OF INCORPORATION AND A BOARD OF DIRECTORS RESOLUTION (CERTIFIED BY THE SECRETARY OF THE CORPORATION) AUTHORIZING THIS INVESTMENT.

IF THE INVESTOR IS A TRUST, PLEASE ATTACH A COPY OF THE TRUST AGREEMENT AND ALL AMENDMENTS THERETO.

IF THE INVESTOR IS A LIMITED LIABILITY COMPANY, PLEASE ATTACH A COPY OF THE OPERATING AGREEMENT AND ALL ATTACHMENTS THERETO.

BIOGRAPHICAL INFORMATION

(If Joint Subscriber, provide information for both)

1.	Name(s):

_____________________________________________________________Birthdate____________________

_____________________________________________________________Birthdate____________________

2.	State of Residence: ______________________________________________________________________________

3.	Employer or business association and position:

________________________________________________________________________________________

________________________________________________________________________________________

4.	Business address and telephone number:

________________________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

ACCREDITED INVESTORS

1. FOR INDIVIDUAL INVESTORS ONLY:

Initial a.	I certify that currently I am a director or executive officer of the Company. For purposes of this Questionnaire, “executive officer” means the president, any vice president in charge of a principal business unit, division or function of the Company, any officer who performs a policy-making function, or any other person who performs similar policy making functions for the Company.

and/or

Initial b.	I certify that I have an individual net worth, or my spouse and I have a combined net worth, in excess of $1,000,000. For purposes of this Questionnaire, “net worth” means the excess of total assets at fair market value, (including principal residence, home furnishings, and automobiles) over total liabilities. I further certify that my investment in the Company will not exceed 10% of my net worth.

and/or

Initial c.	I certify that I had individual income, exclusive of any income attributable to my spouse, of more than $200,000 in each of the two calendar years preceding the calendar year in which this Questionnaire is submitted, and I reasonably expect to have an individual income in excess of $200,000 during the current calendar year.

and/or

Initial d.	I certify that my spouse and I had joint income of more than $300,000 in each of the two calendar years preceding the calendar year in which this Questionnaire is submitted, and reasonably expect to have joint income in excess of $300,000 during the current calendar year.

2. FOR CORPORATIONS, BUSINESS TRUSTS, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES:

Initial a.	Subscriber certifies that it was not formed for the specific purpose of acquiring the Note and that Subscriber has total assets in excess of $5,000,000.

and/or

Initial b.	Subscriber certifies that all of its equity owners are accredited investors under either l(a) above, l(b) above (i.e., $1,000,000 net worth), or l(c) or 1(d) above (i.e., $200,000 individual or $300,000 joint income). Please list below the names of all equity owners and the manner in which they qualify (check applicable category).

Check the Applicable Column
Names of All Equity Owners	Director, Executive Officer	$1,000,000 Net Worth	$200,000 (individual) or $300,000 (joint) Minimum Income
___________________	________	( )	( )
___________________	________	( )	( )
___________________	________	( )	( )
___________________	________	( )	( )
___________________	________	( )	( )
___________________	________	( )	( )

3. FOR TRUSTS:

Initial a.	The undersigned financial institution certifies that it is (i) a bank, savings and loan association, or other regulated financial institution; (ii) acting in its fiduciary capacity as trustee; and (iii) subscribing for the purchase of the Note on behalf of the subscribing trust.

and/or

Initial b.	The undersigned certifies that the subscribing trust has total assets in excess of $5,000,000, and that the person making the investment decision on behalf of the trust has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Note.

and/or

Initial c.	The undersigned certifies that it is a revocable trust that may be amended or revoked at any time by the grantors thereof, and all of the grantors are accredited investors under either 1(a) above, 1(b) above (i.e., $1,000,000 net worth), or l(c) or l(d) above (i.e., $200,000 individual or $300,000 joint income). Please list below the names of all grantors.

Check the Applicable Column
Names of All Equity Owners	Director, Executive Officer	$1,000,000 Net Worth	$200,000 (individual) or $300,000 (joint) Minimum Income
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )

4. FOR EMPLOYEE BENEFIT PLANS (INCLUDING KEOGH PLANS):

Initial a.	The undersigned is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Company was made by a plan fiduciary (as defined in Section 3 (21) of ERISA), which is either a bank, savings and loan association, insurance company, or registered investment adviser. Please state the name of such plan fiduciary:

__________________________________________

and/or

Initial b.	The undersigned is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.

and/or

Initial c.	The undersigned is an employee benefit plan within the meaning of ERISA, the plan is self-directed, and the investment decision is being made by a plan participant who is an accredited investor under either l(a) above, l(b) above (i.e., $1,000,000 net worth), or l(c) above or 1(d) above (i.e., $200,000 individual or $300,000 joint income). Please list below the names of all such participants.

Check the Applicable Column
Names of All Equity Owners	Director, Executive Officer	$1,000,000 Net Worth	$200,000 (individual) or $300,000 (joint) Minimum Income
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )
____________________	________	( )	( )

5. FOR INDIVIDUAL RETIREMENT ACCOUNTS:

Initial	The undersigned hereby certifies that the beneficiary thereof is an accredited investor under either l(a) above, 1(b) above (i.e., $1,000,000 net worth), or l(c) or 1(d) above (i.e., $200,000 individual or $300,000 joint income).

6. FOR 501(c)(3) ORGANIZATIONS:

Initial	The undersigned hereby certifies that it is an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000.

INVESTMENT EXPERIENCE OF INVESTOR

(OR AUTHORIZED REPRESENTATIVE OF ENTITY)

1. Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

	No Experience	1 Year Experience	2 to 5 Years Experience	More than 5 years Experience
Corporate Stocks	__________	__________	__________	__________

Corporate Notes or Bonds	__________	__________	__________	__________

Real Estate	__________	__________	__________	__________

Limited Partnerships	__________	__________	__________	__________

Stock in Privately Held Companies	__________	__________	__________	__________

2. Do you make your own investment decisions with respect to the investments listed above?

Yes ☐ No ☐

3. What are the principal sources of investment knowledge or advice? (check all that apply)

☐ First hand experience	☐ Financial publication

☐ Broker(s)	☐ Investment Adviser(s)

☐ Attorney(s)	☐ Accountant(s)

4. Indicate whether you are a member of the National Association of Securities Dealers (“NASD”) or affiliated with a member of the NASD. Affiliation would include being related to an NASD member (not more remote than first cousin) by blood, adoption, or marriage, owning 5 or more of the securities of any class of an NASD member, or being an officer, director, partner, or employee of a NASD member. If “yes,” please specify name and address of NASD affiliate and extent of relationship.

Yes ☐ No ☐

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

SIGNATURE PAGE

(For Individuals)

This page constitutes the signature page for INDIVIDUALS for the Convertible Promissory Note Subscription Agreement and Schedule A.

IN WITNESS WHEREOF, the Subscriber has executed the Convertible Promissory Note Subscription Agreement and Schedule A this      day of                     , 2005.

Signature of Investor	Signature of Spouse
(or Joint Investor, if any)

Print Name of Investor	Print Name of Spouse
(or Joint Investor, if any)

Social Security Number of Investor	Social Security Number of Spouse (or Joint Investor, if any)

Investor	Spouse (or Joint Investor, if any)
Address:	Address:

PRINCIPAL AMOUNT OF CONVERTIBLE

PROMISSORY NOTE SUBSCRIBED FOR:

Accepted by the Company,

Wilson Brothers USA, Inc.

By:
Name:
Title:

Dated:

SIGNATURE PAGE

(For Non-Individuals)

This page constitutes the signature page for entities for the Convertible Promissory Note Subscription Agreement and Schedule A. In addition, by signing this page below the undersigned represents and warrants to the Company that the signatory has the authority to execute this Agreement on the entity’s behalf, the entity has the power, right and authority to invest in the Note and enter into the transactions contemplated thereby, and this Agreement is a valid and binding agreement of the entity enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Subscriber has executed the Convertible Promissory Note Subscription Agreement and Schedule A this      day of             , 2005.

Print Name of Entity:
Address:

State of Organization:
Tax Identification Number:

By:
Print Name:
Title:

PRINCIPAL AMOUNT OF CONVERTIBLE

PROMISSORY NOTE SUBSCRIBED FOR:

Accepted by the Company,

Wilson Brothers USA, Inc.

By:
Name:
Title:

Dated: